UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K/A
Amendment #1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                                March 7, 2008

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada	000-51841	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1005 – 289 Drake Street, Vancouver, British Columbia, Canada		V6B 5Z5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (604) 732-1304

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Soltera has entered into two separate agreements to acquire an interest in an additional Argentinean mineral property and to acquire a Mexican subsidiary with an interest in certain mineral properties in Mexico.

Assignment Agreement

Pursuant to the terms and conditions of an assignment agreement dated February 29, 2008 between Soltera and Fabio Montanari, the CEO and  president of Soltera (the “Assignment Agreement”), Mr. Montanari has agreed to the assignment of all of his interest in an option agreement for a 25% interest in certain mineral property in Argentina (the “Eureka Claims”) pursuant to the terms and conditions of an option agreement dated March 21, 2007 among TNR Gold Corp., Antonio Augustin Giulianotti, and Mr. Montanari (the “Eureka Option Agreement”).  See Exhibit 10.13 – Assignment Agreement and Exhibit 10.14 – Option Agreement for more details.

Pursuant to the terms and conditions of the Assignment Agreement Soltera had 8 million restricted shares of common stock in the capital of Soltera issued on March 5, 2008 to Mr. Montanari for the assignment of all of Mr. Montanari’s interest in the Eureka Option Agreement and will assume all of Mr. Montanari’s rights and obligations under the Eureka Option Agreement.  The amount of consideration was determined by the board of directors and set at a deemed price of $0.001 per share.  The amount of consideration was based on a valuation representation that Mr. Montanari provided to the board of directors on February 28, 2008.

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Pursuant to the terms and conditions of the Eureka Option Agreement, Mr. Montanari has granted TNR Gold Corp. the right to acquire a 75% interest in the Eureka Claims.  Mr. Montanari acquired a 100% interest in the Eureka Claims pursuant to a contract for exploration with the option to purchase dated December 19, 2005 between Mr. Montanari and the registered owner of the Eureka Claims, Antonio Augustin Giulianotti (the “Option to Purchase Agreement”).

The Eureka Option Agreement covers the following two mining rights in Argentina:

1.
the Mining Right identified as “Expediente 88G32”, registered in the Mining Office of the Province of Jujuy and recorded as Eureka Mine, situated in the district of Santa Catalina of this Province, with an area of 42 hectares (approximately 108 acres); and

2.	the Mining Right 020-G-1997 recorded as Sur Eureka Mine with an area 2,926 hectares (approximately 7,230 acres);

(collectively the “Eureka Claims”).

As a result of the Assignment Agreement and through the terms and conditions of the Eureka Option Agreement and the Option to Purchase Agreement, TNR Gold Corp. will have the exclusive right to explore the Eureka Claims with an option to acquire a 75% interest in the Eureka Claims upon the following conditions being fulfilled:

a.	TNR Gold Corp. must incur the following expenditures on the Eureka Claims:

(1)	a minimum of $500,000 by April 30, 2008;
(2)	a minimum of $500,000 by April 30, 2009; and
(3)	a minimum of $500,000 by April 30, 2010;

b.	TNR Gold Corp. must pay the registered owner of the Eureka Claims $150,000 (1) on or before December 19, 2008; and (2) every six months thereafter until the Eureka Claims are put into production.

Provided that TNR Gold Corp. has completed the required expenditures and made the required payments to the registered owner within the time required, the Soltera and TNR Gold Corp. will have acquired the option interest in the Eureka Claims, subject only to the NSR and the additional payments, and Soltera and TNR Gold Corp. will thereafter contribute to expenditures pro rata in accordance with their respective interest in the Eureka Claims, with Soltera holding 25% and TNR Gold Corp. holding 75%, and cause the formation of a joint venture in accordance with the terms and conditions of the Eureka Option Agreement.

In addition to the above payments, TNR Gold Corp. will have the following alternative choices on the NSR and additional payments due to the Titleholder, exercisable at any time during the term of the Eureka Option Agreement by notice in writing to Soltera and the registered owner (the “Election Notice”):

c.	1% NSR

(1)	During the life of any mine on the Eureka Claims, the registered owner will be entitled to receive a 1% NSR, which may be bought out by the joint venture at any time for $1,000,000.

(2)
Additional payments, inclusive of all option payments previously received by the registered owner under the Option to Purchase Agreement and the Eureka Option Agreement, totalling either $5,000,000, if paid in a one time lump sum, or $5,500,000 if paid by way of instalments of $500,000 every six months until paid in full, with the final payment equating to the balance required to bring the cumulative payments to $5,500,000, provided that during the first year, the parties may agree to alternate payment amounts or schedules to adjust for lower expected cash flow during the first year.

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d.	2% NSR

(1)	During the life of any mine on the Eureka Claims, the registered owner will be entitled to receive a 2% NSR, which may be bought out by the joint venture at any time for $2,500,000.

(2)
Additional payments, inclusive of all option payments previously received by the registered owner under the Option to Purchase Agreement and the Eureka Option Agreement, totalling either $3,500,000, if paid in a one time lump sum, or $3,850,000 if paid by way of instalments of $500,000 every six months until paid in full, with the final payment equating to the balance required to bring the cumulative payments to $3,850,000, provided that during the first year,

e.	1% NSR Alternate

(1)	During the life of any mine on the Eureka Claims, the registered owner will be entitled to receive a 1% NSR, which may be bought out by the joint venture at any time for $1,000,000.

(2)
By paying $700,000 in addition to funds already paid as at the date of the Election Notice, the joint venture will be deemed to have obtained a 100% interest in the Eureka Claims and TNR Gold Corp. will have exercised its option to acquire its 75% interest in the Eureka Claims.  The registered owner’s right to the further payments set out below will be secured by way of mortgage on the title to the Eureka Claims.

(3)
TNR Gold Corp. will pay the sum of $200,000 on or before March 19 in every year from the date of the Election Notice until production commences, after which time the payment will be increased to $500,000 payable on or before the 19th day of each of March and September until the payments, inclusive of all option payments previously received by the registered owner under the Option to Purchase Agreement and the Eureka Option Agreement, equal $5,000,000. The instalment payments hereunder will be in place of and not in addition to the payments to be paid on the 19th day of each of December and June.

Pursuant to the terms and conditions of the Eureka Option Agreement, Soltera and the registered owner will provide assistance as necessary to TNR Gold Corp. in the exploration and development of the Eureka Claims, and in the case of Soltera, dealing with the registered owner, and in the case of Soltera and the registered owner, dealing with any and all land right registration and transfer issues, to ensure the Eureka Option Agreement and the Option to Purchase Agreement remain in good standing, and are carried out in accordance with their intent.

See Exhibit 10.13 – Assignment Agreement and Exhibit 10.14 – Option Agreement for more details.

Stock Acquisition Agreement

Pursuant to the terms and conditions of a stock acquisition agreement dated February 29, 2008 between Soltera and Fabio Montanari, Soltera’s CEO and president, Soltera has agreed to acquire all of the shares of Atzek Mineral SA de CV (“Atzek”) from the sole shareholder of Atzek, Fabio Montanari, for the purchase price of (a) $50,000, which represents all of Mr. Montanari’s costs for incorporating and organizing Atzek; and (b) the issuance of 16 million restricted shares of common stock in the capital of Soltera at a deemed price of $0.001 per share (the “Stock Acquisition Agreement”).  The $50,000 was paid to Mr. Montanari on March 6, 2008 and the 16 million shares were issued to Mr. Montanari on March 5, 2008.  See Exhibit 10.15 – Stock Acquisition Agreement for more details.

The amount of cash consideration was calculated based on Mr. Montanari’s cash contributions to Atzek.  The amount of share consideration was determined by the board of directors and set at a deemed price of $0.001 per share.  The amount of consideration was based on a valuation representation that Mr. Montanari provided to the board of directors on February 28, 2008.

On September 25, 2007, Soltera incorporated a company in Mexico named “Atzek Mineral SA de CV” (“Atzek”).  See Exhibit 3.5 – Licence and Exhibit 3.6 - Articles of Incorporation for more details.

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Atzek is a majority-owned subsidiary of Soltera with Soltera the beneficial owner of 99.9% of the issued and outstanding shares of Atzek.  The one other share issued is held by a resident of Mexico, as required by the corporate law of Mexico.  Currently, Mr. Montanari is the sole manager of Atzek.

The sole assets of Atzek are two mineral property exploration and option agreements.  The first option agreement is an exploration agreement with an option to purchase dated September 25, 2007 among Atzek, Luis Enrique Fierros Hernandez, Rossina Hernandez Baldenebro, Luigi Meglioli, and Dagoberto Gomez Y Hoyuela (the “Real de Cananea Option Agreement”) and covers three mineral claims in Mexico covering a total of 1,030 hectares (approximately 2,545 acres) (the “Cananea Claims”).  Atzek has the exclusive right to explore the Cananea Claims with an option to acquire a 100% interest in the Cananea Claims upon fulfilling the following conditions:

a.
During the term of the option, Atzek is obliged to submit to the registered owners a report with technical data and detailed expenses on the Cananea Claims within 30 days after the end of each quarter.

b.
After commencement of production on the mineral claim, Atzek will pay the registered owners a total of $10 million (the “Option Price”), less any payments made by Atzek during the option period.  Atzek can choose one of the following payment plans:

(1)	one lump sum payment; or

(2)	$1,000,000 every six months plus a penalty payment of $1,000,000 until the Option Price is paid in full.

c.	Alternatively, if Atzek chooses, if can make the following payments on the Option Price:

(1)	On or before March 12, 2008, Atzek will pay the registered owners $50,000.
(2)	On or before September 25, 2009, Atzek will pay the registered owners $100,000.
(3)	On or before September 25, 2010, Atzek will pay the registered owners $200,000.
(4)	On or before September 25, 2011, Atzek will pay the registered owners $400,000.
(5)	On or before September 25, 2012, Atzek will pay the registered owners $9,250,000

d.	Within 12 months of signing the Real de Cananea Option Agreement, Atzek will conduct a geological and mining inspection and audit of the Cananea Claims.

Soltera will make each required payment directly to each registered owner in four equal amounts.

See Exhibit 10.16 - Cananea Exploration Agreement with an Option to Purchase for more details.

The second option agreement is an exploration agreement with an option to purchase dated September 26, 2007 among Atzek, Rafael Vila Melendez, Luis Enrique Vila Mazon, José Vila Mazon, and Beatriz Ontiveros Felix (the “Casita Colorada Option Agreement”) and covers four mineral claims in Mexico covering a total of 150 hectares (approximately 370 acres) (the “Colorada Claims”).  Atzek has the exclusive right to explore the Colorada Claims with an option to acquire a 100% interest in the Colorada Claims upon fulfilling the following conditions:

a.
During the term of the option, Atzek is obliged to submit to the registered owners a report with technical data and detailed expenses on the Colorada Claims within 30 days after the end of each quarter.

b.
After commencement of production on the Colorada Claims, Atzek will pay the registered owners a total of $5 million (the “Total Price”), less any payments made by Atzek during the option period.  Atzek can choose one of the following payment plans:

c.	one lump sum payment; or

d.	$500,000 every six months plus a penalty payment of $500,000 until the Total Price is paid in full.

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e.	Alternatively, if Atzek chooses, if can make the following payments on the Total Price:

(1)	On or before March 12, 2008, Atzek will pay the registered owners $50,000.
(2)	On or before March 12, 2009, Atzek will pay the registered owners $100,000.
(3)	On or before March 12, 2010, Atzek will pay the registered owners $200,000.
(4)	On or before March 12, 2011, Atzek will pay the registered owners $400,000.
(5)	On or before March 12, 2012, Atzek will pay the registered owners $4,250,000

f.	During the life of any mine on the Colorada Claims, the registered owners will be entitled to receive a 2% net return of foundry, which may be bought out by Atzek at any time for $2,000,000.

See Exhibit 10.17 - Colorada Exploration Agreement with an Option to Purchase for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibits 3.5, 3.6, 10.13, 10.14, 10.15, 10.16, and 10.17, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibits 3.5, 3.6, 10.13, 10.14, 10.15, 10.16, and 10.17 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired

Financial Statements of Atzek Mineral SA de CV – See Exhibit 99.1.

(b)           Pro Forma Financial Information

See Exhibit 99.2.

(c)           See (a) and (b) of this Item 9.01.

Exhibit	Description
3.5	Licence of Atzek Mineral SA de CV dated September 25, 2007, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.	Filed
3.6	Articles of Incorporation of Atzek Mineral SA de CV dated September 25, 2007, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.	Filed
10.13
Assignment Agreement dated February 29, 2008 between Soltera Mining Corp. and Fabio Montanari, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.

Filed
10.14
Option Agreement dated March 21, 2007 among TNR Gold Corp., Antonio Augustin Giulianotti, and Fabio Montanari, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.

Filed
10.15
Stock Acquisition Agreement dated February 29, 2008 between Soltera Mining Corp. and Fabio Montanari. , filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.

Filed
10.16
Cananea Exploration Agreement with an Option to Purchase dated September 25, 2007 among Atzek Mineral S.A. de C.V. and Luis Enrique Fierros Hernandez, Rossina Hernandez Baldenebro, Luigi Meglioli, and Dagoberto Gomez Y Hoyuela, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.

Filed
10.17
Colorada Exploration Agreement with an Option to Purchase dated September 26, 2007 among Atzek Mineral S.A. de C.V. and Rafael Vila Melendez, Luis Enrique Vila Mazon, José Vila Mazon, and Beatriz Ontiveros Felix, filed as an Exhibit to Soltera’s Form 8-K (Current Report) on March 10, 2008 and incorporated herein by reference.

Filed
99.1	Audited financial statement of Atzek Mineral SA de CV for the period ended January 31, 2008.	Included
99.2	Pro Forma Financial Information.	Included

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

By:/s/ Fabio Montanari
Dated:  July 22, 2008                                                                                     Fabio Montanari – CEO & Director

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Exhibit 99.1

Audited Financial Statements

Page - 7

Atzek Mineral SA de CV
(An Exploration Stage Company)

January 31, 2008

Page - 8

Independent Auditor’s Report

To the Board of Directors of
Atzek Mineral SA de CV
(An Exploration Stage Company)

We have audited the accompanying balance sheets of Atzek Mineral SA de CV (An Exploration Stage Company) as of January 31, 2008 and October 31, 2007 and the related statements of operations, cash flows and stockholders’ equity (deficit) for the three months ended January 31, 2008, the period from September 25, 2007 (Date of Inception) to October 31, 2007 and accumulated from September 25, 2007 (Date of Inception) to January 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Atzek Mineral SA de CV (An Exploration Stage Company), as of January 31, 2008 and October 31, 2007, and the results of its operations and its cash flows for the three months ended January 31, 2008, the period from September 25, 2007 (Date of Inception) to October 31, 2007 and accumulated from September 25, 2007 (Date of Inception) to January 31, 2008 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a working capital deficiency, has not generated any revenue, has accumulated losses since inception and will need additional equity financing to begin realizing its business plan. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MANNING ELLIOTT LLP

CHARTERED ACCOUNTANTS

Vancouver, Canada

July 17, 2008

Atzek Mineral SA de CV
(An Exploration Stage Company)
Balance Sheets
(Expressed in U.S. dollars)

	January 31, 2008 $	October 31, 2007 $

ASSETS

Current Assets

Cash	1,142	–
Amounts receivable	1,032	672
Prepaid expenses	6,085	7,306

Total Current Assets	8,259	7,978

Property and equipment (Note 3)	4,708	5,086

Total Assets	12,967	13,064

LIABILITIES AND STOCKHOLDERS’ DEFICIT

Current Liabilities

Bank overdraft	–	3
Accrued liabilities	165	1,277
Due to related party (Note 5)	39,473	21,954

Total Liabilities	39,638	23,234

Commitments and Contingencies (Note 1 and 4)

Stockholders’ Deficit

Common stock (Note 6) Authorized: Unlimited shares with no par value Issued and outstanding: 1,000 shares	4,571	4,571

Accumulated other comprehensive income (loss)	4	(72)

Deficit accumulated during the exploration stage	(31,246)	(14,669)

Total Stockholders’ Deficit	(26,671)	(10,170)

Total Liabilities and Stockholders’ Deficit	12,967	13,064

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statements of Operations
(Expressed in U.S. dollars)

	Accumulated from September 25, 2007 (Date of Inception) to January 31,	For the Three Months Ended January 31,	Period from September 25, 2007 (Date of Inception) to October 31,
	2008	2008	2007
	$	$	$
Revenue	–	–	–

Expenses

Depreciation	319	319	–
General and administrative	30,927	16,258	14,669

Total Expenses	31,246	16,577	14,669

Net Loss	(31,246)	(16,577)	(14,669)

Other Comprehensive Income (Loss)

Foreign currency translation adjustments	4	76	(72)

Comprehensive Loss	(31,242)	(16,501)	(14,741)

Net Loss Per Share – Basic and Diluted	–	(16.58)	(14.67)

Weighted Average Shares Outstanding	–	1,000	1,000

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statements of Cash Flows
(Expressed in U.S. dollars)

	Accumulated from September 25, 2007 (Date of Inception) to January 31,	For the Three Months Ended January 31,	From September 25, 2007 (Date of Inception) to October 31,
	2008	2008	2007
	$	$	$

Operating Activities

Net loss for the period	(31,246)	(16,577)	(14,669)

Adjustment to reconcile net loss to net cash used in operating activities:

Depreciation	319	319	–

Changes in operating assets and liabilities:

Other receivables	(1,040)	(368)	(672)
Prepaid expenses	(6,170)	1,136	(7,306)
Accounts payable and accrued liabilities	180	(1,097)	1,277
Due from related party	24,489	17,775	6,714

Net Cash Provided by (Used in) Operating Activities	(13,468)	1,188	(14,656)

Investing Activities

Purchase of property and equipment	(5,086)	–	(5,086)

Net Cash Used in Investing Activities	(5,086)	–	(5,086)

Financing Activities

Advances from related party	15,240	–	15,240
Issuance of common stock	4,571	–	4,571

Net Cash Provided by Financing Activities	19,811	–	19,811

Effect of exchange rate changes on cash	(115)	(43)	(72)

Increase in Cash	1,142	1,145	69

Cash – Beginning of Period	–	(3)	–

Cash – End of Period	1,142	1,142	(3)

Supplemental Disclosures:

Interest paid	–	–	–
Income taxes paid	–	–	–

 (The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Statement of Stockholders’ Deficit
For the Period from September 25, 2007 (Date of Inception) to January 31, 2008
(Expressed in US dollars)

			Accumulated	Deficit
			Other	Accumulated
			Comprehensive	During the
			Income	Exploration
	Common Stock		(Loss)	Stage	Total
	#	$	$	$	$

Balance – September 25, 2007 (Date of Inception)	–	–	–	–	–

Common stock issued for cash at $4.57 per share	1,000	4,571	–	–	4,571

Foreign exchange currency translation adjustments	–	–	(72)	–	(72)

Net loss for the period	–	–	–	(14,669)	(14,669)

Balance – October 31, 2007	1,000	4,571	(72)	(14,669)	(10,170)

Foreign exchange currency translation adjustments	–	–	76	–	76

Net loss for the period	–	–	–	(16,577)	(16,577)

Balance – January 31, 2008	1,000	4,571	4	(31,246)	(26,612)

(The accompanying notes are an integral part of these financial statements)

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

1.	Nature of Operations and Continuance of Business

Atzek Mineral SA de CV (“the Company”) was incorporated in Mexico on September 25, 2007. The Company is an Exploration Stage Company, as defined by Statement of Financial Accounting Standard (“SFAS”) No.7, “Accounting and Reporting by Development Stage Enterprises”. The Company’s principal business is the acquisition and exploration of mineral resources. The Company has not presently determined whether its properties contain mineral reserves that are economically recoverable.

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has never generated revenue and has never paid any dividends and is unlikely to pay dividends or generate earnings in the immediate or foreseeable future. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of the Company to obtain necessary equity financing to continue operations and to determine the existence, discovery and successful exploitation of economically recoverable reserves in its resource properties, confirmation of the Company’s interests in the underlying properties, and the attainment of profitable operations. As at January 31, 2008, the Company has a working capital deficiency of $31,379, has not generated any revenue, and has accumulated losses of $31,246 since inception. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera Mining Corp. (“Soltera”) acquired all of the outstanding common shares of the Company in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock. Refer to Note 8.

2.	Summary of Significant Accounting Policies

a)	Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States, and are expressed in U.S. dollars. The Company’s fiscal year-end is October 31.

b)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the estimated useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)	Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

d)	Earnings (Loss) Per Share

The Company computes earnings (loss) per share in accordance with SFAS No. 128, "Earnings per Share" SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, and convertible preferred stock, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive. As at January 31, 2008, the Company had no dilutive securities outstanding.

e)	Financial Instruments

The fair values of financial instruments, which include cash, amounts receivable, bank overdraft, accrued liabilities, and due to related party were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. Foreign currency transactions are primarily undertaken in Mexican pesos. The financial risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

f)	Foreign Currency Translation

The Company’s functional currency is the Mexican Peso. The financial statements are translated to United States dollars in accordance with SFAS No. 52, “Foreign Currency Translation” using period-end rates of exchange for assets and liabilities, and average rates of exchange for the year for revenues and expenses. Translation gains (losses) are recorded in accumulated other comprehensive income (loss) as a component of stockholders’ equity (deficit). Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in the determination of income. Foreign currency transactions are primarily undertaken in United States dollars.

g)	Property and Equipment

Property and equipment consists of computer hardware and an automobile and is recorded at cost. Computer hardware is being amortized on the 30% declining balance basis and the automobile is being amortized on the 25% declining balance basis.

h)	Long-lived Assets

In accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

i)	Mineral Property Costs

The Company has been in the exploration stage since its inception and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property exploration costs are expensed as incurred. Mineral property acquisition costs are initially capitalized when incurred using the guidance in EITF 04-02, “Whether Mineral Rights Are Tangible or Intangible Assets”. The Company assesses the carrying costs for impairment under SFAS No. 144, “Accounting for Impairment or Disposal of Long Lived Assets” at each fiscal quarter end. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs then incurred to develop such property, are capitalized. Such costs will be amortized using the units-of-production method over the estimated life of the probable reserve. If mineral properties are subsequently abandoned or impaired, any capitalized costs will be charged to operations.

j)	Asset Retirement Obligations

Estimated future removal and site restoration costs, when determinable are provided over the life of proven reserves on a units-of-production basis. Costs, which include production equipment removal and environmental remediation, are estimated each period by management based on current regulations, actual expenses incurred, and technology and industry standards. Any charge is included in exploration expense or the provision for depletion and depreciation during the period and the actual restoration expenditures are charged to the accumulated provision amounts as incurred. As the Company has not incurred any asset retirement obligations, it has not recognized any amount for asset retirement obligations.

k)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with SFAS No. 109, “Accounting for Income Taxes”. The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized.

l)	Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income,” establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at January 31, 2008 and October 31, 2007, the Company’s only component of comprehensive income was foreign currency translation adjustments.

m)	Recent Accounting Pronouncements

In May 2008, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – An interpretation of FASB Statement No. 60”. SFAS No. 163 requires that an insurance enterprise recognize a claim liability prior to an event of default when there is evidence that credit deterioration has occurred in an insured financial obligation. It also clarifies how Statement 60 applies to financial guarantee insurance contracts, including the recognition and measurement to be used to account for premium revenue and claim liabilities, and requires expanded disclosures about financial guarantee insurance contracts. It is effective for financial statements issued for fiscal years beginning after December 15, 2008, except for some disclosures about the insurance enterprise’s risk-management activities. SFAS No. 163 requires that disclosures about the risk-management activities of the insurance enterprise be effective for the first period beginning after issuance. Except for those disclosures, earlier application is not permitted. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

m)	Recent Accounting Pronouncements (continued)

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States. It is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133”. SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  It is effective for financial statements issued for fiscal years beginning after November 15, 2008, with early adoption encouraged. The Company is currently evaluating the impact of SFAS No. 161 on its financial statements, and the adoption of this statement is not expected to have a material effect on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements Liabilities –an Amendment of ARB No. 51”. This statement amends ARB 51 to establish accounting and reporting standards for the Noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), “Business Combinations”. This statement replaces SFAS No. 141 and defines the acquirer in a business combination as the entity that obtains control of one or more businesses in a business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS No. 141 (revised 2007) requires an acquirer to recognize the assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at the acquisition date, measured at their fair values as of that date. SFAS No. 141 (revised 2007) also requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. This statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115”. This statement permits entities to choose to measure many financial instruments and certain other items at fair value. Most of the provisions of SFAS No. 159 apply only to entities that elect the fair value option. However, the amendment to SFAS No. 115 “Accounting for Certain Investments in Debt and Equity Securities” applies to all entities with available-for-sale and trading securities. SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provision of SFAS No. 157, “Fair Value Measurements”. The adoption of this statement is not expected to have a material effect on the Company's financial statements.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

2.	Summary of Significant Accounting Policies (continued)

m)                        Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS No. 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Company's future reported financial position or results of operations.

3.	Property and Equipment
	Cost $	Accumulated Amortization $	January 31, 2008 Net Carrying Value $	October 31, 2007 Net Carrying Value $

Automobile	4,648	341	4,307	4,648
Computer hardware	438	37	401	438

	5,086	378	4,708	5,086

4.           Mineral Properties

a)
On September 25, 2007, the Company entered into an option agreement to acquire three mineral claims in Mexico covering a total of 1,030 hectares (approximately 2,545 acres) (the “Cananea Claims”). The Company has the exclusive right to explore the Cananea Claims with an option to acquire a 100% interest in the Cananea Claims upon fulfilling the following conditions:

(1)
During the term of the option, the Company is obliged to submit to the registered owners a report with technical data and detailed expenses on the Cananea Claims within 30 days after the end of each quarter.

(2)
After commencement of production on the mineral claim, the Company will pay the registered owners a total of $10,000,000 (the “Option Price”), less any payments made by the Company during the option period. The Company can choose one of the following payment plans:

i.	one lump sum payment; or

ii.	$1,000,000 every six months plus a penalty payment of $1,000,000 until the Option Price is paid in full.

iii.	Alternatively, if the Company chooses, if can make the following payments of the Option Price:

• $50,000 (paid) on or before March 12, 2008.

• $100,000 on or before September 25, 2009.

• $200,000 on or before September 25, 2010.

• $400,000 on or before September 25, 2011.

• $9,250,000 on or before September 25, 2012.

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

4.           Mineral Properties (continued)

(3)	Within one year of signing the Real de Cananea Option Agreement, the Company will conduct a geological and mining inspection and audit of the Cananea Claims.

On March 12, 2008, Soltera paid the first $50,000 of the Option Price.

b)
On September 26, 2007 the Company entered into an option agreement to acquire four mineral claims in Mexico covering 150 hectares (the “Colorada Claims”). The Company has the exclusive right to explore the Colorada Claims with an option to acquire a 100% interest in the Colorada Claims upon fulfilling the following conditions:

(1)
During the term of the option, the Company is obliged to submit to the registered owners a report with technical data and detailed expenses on the Colorada Claims within thirty days after the end of each quarter.

(2)
After commencement of production on the Colorada Claims, the Company will pay the registered owners $5,000,000 (the “Total Price”), less any payments made by the Company during the option period. The Company can choose one of the following payment plans:

i.	one lump sum payment; or

ii.	$500,000 every six months plus a penalty payment of $500,000 until the Total Price is paid in full.

iii.	Alternatively, if the Company chooses, if can make the following payments of the Total Price:

• $50,000 (paid) on or before March 12, 2008.

• $100,000 on or before March 12, 2009.

• $200,000 on or before March 12, 2010.

• $400,000 on or before March 12, 2011.

• $4,250,000 on or before March 12, 2012.

On March 12, 2008, Soltera paid the first $50,000 of the Option Price.

During the life of any mine on the Colorada Claims, the registered owners will be entitled to receive a 2% net return royalty, which may be bought out by the Company at any time for $2,000,000.

5.           Related Party Transactions

As at January 31, 2008, the Company owed $39,473 (427,937 Mexican pesos) (October 31, 2007 - $21,954 (235,230 Mexican pesos) to the President of the Company for advances and expenditures made on behalf of the Company. The amount is non-interest bearing, unsecured, and due on demand.

6.           Common Stock

On September 25, 2007, the Company issued 1,000 shares of common stock at $4.57 (50 Mexican pesos) per share to the President of the Company for proceeds of $4,571 (50,000 Mexican pesos).

Atzek Mineral SA de CV
(An Exploration Stage Company)
Notes to the Financial Statements
(Expressed in U.S. dollars)

7.           Income Taxes

The Company has certain non-capital losses estimated at approximately 339,000 Mexcian pesos which are available to offset future income for income tax purposes. The potential tax benefits of these losses and deductions have not been recorded as a full valuation allowance has been provided for due to the uncertainty regarding the ability to utilize these losses.

8.           Subsequent Event

a)
On February 29, 2008, pursuant to a stock acquisition agreement, Soltera acquired all of the outstanding common shares of the Company, in exchange for $50,000 (received March 6, 2008) and 16,000,000 shares of Soltera’s common stock (received March 6, 2008).

b)	Subsequent to January 31, 2008, the Company paid $100,000 pursuant to the mineral property option agreements described in Note 4.

Exhibit 99.2

Pro Forma Financial Statements

Page - 21

SOLTERA MINING CORP.
UNAUDITED PROFORMA FINANCIAL STATEMENTS
(Expressed in US dollars)

Index
Unaudited Pro Forma Consolidated Balance Sheet as at January 31, 2008	P F-1
Unaudited Pro Forma Consolidated Statement of Operations for the Three Months ended January 31, 2008	P F-2
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended October 31, 2007	P F-3
Notes to the Pro Forma Consolidated Balance Sheet	P F-4

Page - 22

SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JANUARY 31, 2008
(Expressed in US dollars)

	Soltera As at January 31,	Atzek As at January 31,		Pro Forma Adjustments	Pro Forma
	2008	2008		(Note 3)	Consolidated
	$	$		$	$
ASSETS

CURRENT
Cash and cash equivalents	563,343	1,142	(a)	(50,000)	514,485
Short-term investments	40,250	–			40,250
Prepaid expenses	4,453	6,085			10,538
Loan receivable – current portion	140,000	–			140,000
Other receivables	4,165	1,032			5,197
	752,211	8,259		(50,000)	710,470
PROPERTY AND EQUIPMENT	3,233	4,708			7,941
LOAN RECEIVABLE – NON-CURRENT PORTION	40,000	–			40,000
	795,444	12,967		(50,000)	758,411

LIABILITIES

CURRENT
Accounts payable	7,661	–			7,661
Accrued liabilities	19,378	165			19,543
Due to a related party	23,044	39,473	(a)	(39,473)	23,044
	50,083	39,638		(39,473)	50,248

SHAREHOLDERS’ EQUITY

COMMON STOCK	42,565	4,571	(a)	16,000
			(a)	(4,571)	58,565

ADDITIONAL PAID-IN CAPITAL	1,113,635	–	(a)	848,000	1,961,635
DONATED CAPITAL	15,000	–			15,000
ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME	(736)	4	(a)	(4)	(736)
DEFICIT ACCUMULATED DURING THE EXPLORATION STAGE	(425,103)	(31,246)	(a)	(901,198)
			(a)	31,246	(1,326,301)
	745,361	(26,671)		(10,527)	708,163
	795,444	12,967		(50,000)	758,411

(See accompanying notes)

P F - 1

SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED JANUARY 31, 2008
(Amounts in US dollars)

	Soltera Three Months Ended January 31,	Atzek Three Months Ended January 31,		Pro Forma Adjustments	Pro Forma Consolidated Statement Of
	2008	2008		(Note 3)	Loss
	$	$		$	$

REVENUE	–	–		–	–

EXPENSES
General and administrative	35,608	16,577			52,185
Professional fees	43,576	–			43,576
Management fees	36,000	–			36,000
Mineral property costs	27,585	–	(a)	901,198	928,783
Travel and accommodation	9,533	–			9,533
Total Expenses	152,302	16,577		901,198	1,170,077
NET LOSS	(152,302)	(16,577)		901,198	(1,070,077)

OTHER COMPREHENSIVE INCOME
Foreign Currency Translation Adjustment	(375)	76		–	(299)

COMPREHENSIVE LOSS	(152,677)	(16,501)		(901,198)	(1,070,376)

Pro forma loss per share (Note 5)

LOSS PER SHARE – Basic and diluted	–	–			(0.02)

(See accompanying notes)

P F - 2

SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007
(Amounts in US dollars)

	Soltera Year Ended October 31,	Atzek Year Ended October 31,		Pro Forma Adjustments	Pro Forma Consolidated Statement Of
	2007	2007		(Note 3)	Loss
	$	$		$	$

REVENUE	–	–		–	–

EXPENSES
General and administrative	33,428	14,669			48,097
Professional fees	69,603	–			69,603
Management fees	56,250	–			56,250
Mineral property costs	47,974	–	(a)	901,198	949,172
Travel and accommodation	26,888	–			26,888
Total Expenses	234,143	14,669		901,198	1,150,010
Net Loss Before Other Items	(234,143)	(14,669)		(901,198)	(1,150,010)

Other Income
Interest Income	2,148	–		–	2,148

NET LOSS	(231,995)	(14,669)		(901,198)	(1,147,862)

OTHER COMPREHENSIVE INCOME
Foreign Currency Translation Adjustment	(361)	(72)		–	(433)

COMPREHENSIVE LOSS	(232,356)	(14,741)		(901,198)	(1,148,295)

Pro forma loss per share (Note 5)

LOSS PER SHARE – Basic and diluted	(0.01)	–			(0.02)

(See accompanying notes)

P F - 3

SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

1. Basis of Presentation

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera Mining Corp. (“Soltera”) acquired all of the outstanding common shares of Atzek Mineral SV de CV (“Atzek”), in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock.

These unaudited pro forma consolidated financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Soltera and of Atzek.

These pro forma consolidated financial statements have been compiled from and include:

(a) an unaudited pro forma consolidated balance sheet combining the unaudited consolidated balance sheet of Soltera  as at January 31, 2008 and with the unaudited interim balance sheet of Atzek as at January 31, 2008, giving effect to the transaction as if it occurred on January 31, 2008;

(b) an unaudited pro forma consolidated statement of operations combining the unaudited interim consolidated statement of operations of Soltera  for the three-month period ended January 31, 2008 with the unaudited interim statement of operations of Atzek for the three-month period ended January 31, 2008, giving effect to the transaction as if it occurred on November 1, 2007; and

(c) an unaudited pro forma consolidated statement of operations combining the audited consolidated statement of operations of Soltera for the year ended October 31, 2007 with the unaudited statement of operations of Atzek for the period from inception on September 25, 2007 to October 31, 2007, giving effect to the transaction as if it occurred on November 1, 2006.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of Soltera for the year ended October 31, 2007. Based on the review of the accounting policies of Atzek, it is Soltera management’s opinion that there are no material accounting differences between the accounting policies of Soltera and Atzek. The unaudited pro forma consolidated financials statements should be read in conjunction with the historical financial statements and notes thereto of Soltera.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Soltera ’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statements of operations do not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of Soltera  which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

P F - 4

SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

2. Business Acquisition

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera acquired all of the outstanding common shares of Atzek, in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock with a fair value of $864,000.  The purchase consideration reflected in the accompanying pro forma consolidated financial statements has been calculated using a fair value of $0.054 per Soltera share.

The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

$
Purchase price

16,000,000 Soltera common shares	864,000
Cash	50,000

914,000

Fair value of Atzek net assets to be acquired

Cash and cash equivalents	1,142
Prepaid expenses	6,085
Other receivables	1,032
Mineral properties	901,198
Property, plant and equipment	4,708
Accounts payable and accrued liabilities	(165)

914,000

After reflecting the pro forma purchase adjustments, the excess of the purchase consideration over the book values of Atzek’s assets and liabilities as at January 31, 2008, has been allocated in full to mineral properties.

3. Pro Forma Assumptions and Adjustments

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)	The purchase price for the Acquisition has been allocated to the acquired assets and liabilities on a pro forma basis as described in Note 2.
(b)	The acquisition has been accounted for using the purchase method with Soltera identified as the acquirer and the business acquired recorded at estimated fair value
(c)	Soltera’s investment in Atzek and Atzek’s shareholders’ equity are eliminated upon consolidation.

P F - 5

SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

4. Pro Forma Share Capital:

Pro forma share capital as at January 31, 2008 has been determined as follows:

	Number of shares	Amount
		$
Issued common shares of Soltera	42,565,000	1,156,200
Shares issued for acquisition of Atzek	16,000,000	864,000

Pro forma balance	58,565,000	2,020,200

5. Pro Forma Loss Per Share:

Pro forma basic and diluted loss per share for the three months ended January 31, 2008, and the year ended October 31, 2007, has been calculated based on actual weighted average number of Soltera common shares outstanding for the respective periods and the assumed number of Soltera shares issued to Atzek shareholders being effective on November 1, 2007 and November 1, 2006, respectively.

	Three months ended January 31, 2008	Year ended October 31, 2007

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to shareholders	$ (1,070,077)	$ (1,147,862)

Denominator:
Soltera weighted average share outstanding	42,565,000	40,785,000
Shares issued to Atzek shareholders	16,000,000	16,000,000
Pro forma weighted average shares outstanding	58,565,000	56,785,000

Basic pro forma loss per share	$ (0.02)	$ (0.02)

P F - 6